UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2007

ADVANCED PHOTONIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11056	33-00325826
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan 48104
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. 01    Changes in Registrant's Certifying Accountants.

Effective July 19, 2007, Advanced Photonix, Inc. (the “Company”) engaged the accounting firm BDO Seidman, LLP (“BDO”) as its new independent public accountants and dismissed Farber Hass Hurley & McEwen, LLP (“FHH&M”) (formerly known as Farber & Hass LLP). The decision to change the Company’s accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of FHH&M on the financial statements of the Company for the past two fiscal years ended March 31, 2007 and March 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended March 31, 2007 and March 31, 2006 and in the subsequent interim period from April 1, 2007 through and including July 19, 2007, there were no disagreements between the Company and FHH&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FHH&M, would have caused them to make reference thereto in their report on the financial statements for such years.

During each of the two fiscal years ended March 31, 2007 and March 31, 2006 and in the subsequent interim period from April 1, 2007 through and including July 19, 2007, there were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

The Company has not consulted with BDO during the last two fiscal years ended March 31, 2007 and March 31, 2006 or during the subsequent interim period from April 1, 2007 through and including July 19, 2007, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

The Company requested FHH&M furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above by the Company. Such letter is attached hereto as Exhibit 16.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Farber Hass Hurley & McEwen, LLP to the Securities and Exchange Commission dated July 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:
Name: Richard D. Kurtz
Title: President and Chief Executive Officer
Date: July 19, 2007

EXHIBIT INDEX

16.1	Letter from Farber Hass Hurley & McEwen, LLP to the Securities and Exchange Commission dated July 19, 2007.